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                                                                   EXHIBIT 10.6


*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY BRACKETS. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

STERI-OSS(R)

Thomas Holper - METALOR - Germany                                 July 19, 1990


This agreement is between Metaux Precieux Metalor Deutschland Gmbh, referred to as the Distributor, and Steri-Oss Inc., 901 E. Cerritos Avenue, Anaheim, California 92805 and is subject to the following terms and conditions. Its effective date is July 12, 1990 and it covers sales in Germany, referred to as the Territory.

Steri-Oss agrees:

1. To provide the needed product training both in the U.S. and through regular trips to the Territory by qualified personnel.

2. To provide exclusivity by not selling Steri-Oss products to any other dealer or customer in the Territory.

3. To provide at no charge reasonable quantities of product promotional materials (brochures, manuals, etc.) and course support materials and equipment at Steri-Oss' cost.

4. To sell all Steri-Oss products except starter kits at standard international prices i.e. [*]. Terms of payment will be by cash via bank transfer upon receipt of our invoice to our bank below:

                           Bank of America
                           International Division
                           555 South Flower Street
                           Los Angeles, California 90071
                           Account No. 02095-4014


Distributor agrees:

1. To assign at least one person in Distributor's company to become proficient in the Steri- Oss system. It is highly recommended that this individual spend several days training in the Anaheim office and observe surgeries with at least one experienced dentist for 2-3 additional days. Distributor to pay all travel costs.


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2. To purchase the following, subject to Steri-Oss' standard terms of sale:

         a) An initial stock of products:

            3 Surgical Kits(#800)                                 [*]
            3 Surgical Consoles 0 220V                            [*]
            3 Handpieces (70:1)                                   [*]
            50 Titanium Screw Type Implants (varying sizes)       [*]
            50 HA Coated Cylinder Type Implants (varying sizes) [*] 50 HA Coated Screw Type Implants (varying sizes) [*]
            1 Deluxe Prosthetic Kit (#2229)                       [*]

            Total [*] Price                                       [*]

         b) Products for use as sales aid/demonstration which include:

            1 Surgical Console with Handpiece                     [*]
            1 Surgical Kit (#800)                                 [*]
            1 Prosthetic Typodont with 10 Attachments             [*]
            1 Box Sample Implants                                 [*]
            1 Box Sample Prosthetics                              [*]

            Total [*] price                                       [*]

            [*]

         c) Minimum purchase of [*] per calendar quarter, for total purchases in the 1st year of [*] minimum.

3. Not to market any competitive implant lines/systems other than Steri-Oss and to market Steri-Oss products only within the Territory. It is recommended that sales be made directly to dentists (not through dealers).

4. To assume responsibility and to pay for the advertising and promotion of Steri-Oss and attendance at conventions or exhibitions.

5. To organize courses in the Territory for the dental community in both surgical and prosthetic techniques with emphasis on the Steri-Oss system. Courses to be held regularly in a given year and their planning and development to be coordinated with Steri-Oss.

6. To provide periodic information regarding: your Steri-Oss customers; your sales and marketing strategies; sales projections; price lists; other pertinent market information; and other reasonable data as may be requested from time to time.


*Confidential treatment has been
requested for redacted portions

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This agreement will be automatically extended each year providing the above goals and conditions are met. Each year, new quarterly/annual minimum purchase levels will be agreed and revised based on past results and the current growth rates for the German implant market.

Agreed and accepted:


Metalor Gmbh.         Signature                      Date
                                 -------------------        ------------------

Steri-Oss Inc.        Signature                      Date
                                 -------------------        ------------------



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